UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2013

Warren Resources, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-33275	11-3024080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, 34th Floor, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (212) 697-9660

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 10, 2013, Warren Resources, Inc. (the "Company") issued a press release announcing that that due to current market conditions, the Company has decided to postpone its planned private placement offering of $200 million in senior notes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
99.1	Press Release dated June 10, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warren Resources, Inc. (Registrant)
June 11, 2013 (Date)	/s/ DAVID E. FLEMING David E. Fleming Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 10, 2013